SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 Form 8-K/A
                               Amendment No. 1

           Current Report Pursuant to Section 13 or 15(d) of

                   The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): June 7, 2000

                              Photronics, Inc.
         (Exact name of registrant as specified in its charter)




  Connecticut               0-15451                      06-0854886
(State or other           (Commission                   (IRS Employer
  jurisdiction            File Number)               Identification No.)
of Incorporation)


     1061 East Indiantown Road, Jupiter, FL                33477
     (Address of principal executive offices)            (Zip Code)



  Registrant's telephone number, including area code:   (561) 745-1222




     ______________________________________________________________
     (Former name or former address, if changed since last report.)

On June 21, 2000, Photronics, Inc. ("Photronics") filed a Current Report on Form 8-K to report that on June 7, 2000, Photronics consummated its merger acquisition of Align-Rite International, Inc. This Form 8-K/A amends Item 7 of such previously filed Form 8-K in order to file the financial statements required thereby.

Item 7.  Financial Statements and Exhibits

         (a) Financial statements of business acquired;

         (b) Supplementary Consolidated Financial Statements

             The financial statements required by this Item 7(a), (b) are filed herewith as Exhibits 99.1 and 99.2

         (c) Exhibits

             See Exhibits Index

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PHOTRONICS, INC.


                                                /s/ Jeffrey P. Moonan
                                                ---------------------
June 30, 2000                           By:     Jeffrey P. Moonan
                                        Title:  Executive Vice President
                                                Finance & Administration

                                   EXHIBITS INDEX


Exhibit No.               Description
-----------               -----------

99.1 Supplementary Consolidated Financial Statements of Photronics, Inc.

99.2                      Consolidated Financial Statements
                          of Align-Rite International, Inc.